UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2005
King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	0-24425	54-1684963
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

501 Fifth Street, Bristol, Tennessee	37620
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
(a) On December 2, 2005, the Board of Directors of King Pharmaceuticals, Inc. (the “Company”) adopted resolutions to amend the Company’s Corporate Code of Conduct and Ethics (as amended, the “Code”). The Code is applicable to all directors, officers and employees of the Company and its subsidiaries and affiliates and also constitutes a code of ethics as such term is defined in Item 406(b) of Regulation S-K.
As part of these amendments, various provisions of the Code were revised and new provisions were added. The revisions to the Code provide additional information, clarification or emphasis regarding, among other things:
1.	Cross-references to other Company policies and documents;

2.	Consequences of any failure to comply with the laws, regulations and industry guidance summarized in the Code and the referenced Company policies;

3.	Authority to contact government officials in the performance of duties by non-management employees during the ordinary course of Company business, without limiting rights to report any violations of law to the government;

4.	Required compliance with laws, regulations and industry guidance, including, but not limited to, laws, regulations and written directives of each of the federal health care programs in which the Company participates, the Anti-Kickback Statute, the False Claims Act, the Food, Drug, and Cosmetic Act, the Prescription Drug Marketing Act, the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, and the Office of the Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers;

5.	Prohibition of the solicitation by directors, officers or employees for political contributions from employees directly or indirectly to, or on behalf of, any political party or candidate for public office, except as permitted by applicable law and only upon written approval of the Company’s President and Chief Executive Officer;

6.	Prohibition of employees from making speeches or publications which relate to work for the Company without prior written permission from the Company;

7.	The obligation to report any potential violation of the law or the Code; and

8.	Contact information for reporting violations of the Code.
The foregoing summary is qualified in its entirety by reference to the Code, a copy of which is furnished as Exhibit 14.1 to this report and is hereby incorporated by reference into this Item 5.05. A copy of the Code is also posted on the Company’s website at www.kingpharm.com.
(b) and (c): Not applicable.
ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

14.1	Corporate Code of Conduct and Ethics, adopted and revised by the Board of Directors of King Pharmaceuticals, Inc. on October 23, 2003 and December 2, 2005, respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

King Pharmaceuticals, Inc.

By:	/s/ Joseph Squicciarino

Joseph Squicciarino
Chief Financial Officer
Date: December 8, 2005

Exhibit Index

Exhibit
Number	Description

14.1	Corporate Code of Conduct and Ethics, adopted and revised by the Board of Directors of King Pharmaceuticals, Inc. on October 23, 2003 and December 2, 2005, respectively.